Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Dividend Finance, LLC
433 California Street, Suite 300
San Francisco, California 94104

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Dividend Finance, LLC (the “Company”) and Citigroup Global Markets Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar loans in conjunction with the proposed offering of Dividend Solar Loans 2019-1 LLC, Dividend Solar Loan Backed Notes, Series 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 17, 2019, at the instruction of the Company, we accessed the Company website (https://dividendsolar.box.com) and obtained a computer-generated solar loan listing (the “Sample Loan Listing”) containing data with respect to 212 solar loans (the “Selected Loans”).

Additionally, representatives of the Company provided us on (i) May 17, 2019 with a computer generated  solar loan data file and related record layout (the “Initial Statistical Data File”) containing data, as represented to us by the Company, as of the close of business April 30, 2019 with respect to 8,750 solar loans, including 200 of the 212 Selected Loans (the “Sample Loans”) and (ii) May 24, 2019 with a supplemental data file (the “Supplemental Data File”) containing the estimated annual production for each of the solar loans set forth on the Initial Statistical Data File.  We were instructed by representatives of the Company to append the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File.  The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the solar loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Loan ID (for informational purposes only)	13.	Interconnection date
2.	Installation state	14.	Current principal balance
3.	Original interest rate	15.	Loan product type
4.	Step-up interest rate	16.	Payment by ACH transfer (yes/no)
5.	Original loan amount	17.	Maturity date
6.	Original loan term (months)	18.	Current interest rate
7.	Original amortization term (months)	19.	Remaining term (months)
8.	ITC amount	20.	Estimated annual production (kWh)
9.	Date loan executed	21.	Channel partner
10.	ITC Payment date expected	22.	Age/seasoning (months)
11.	First payment date	23.	ITC payment made indicator (yes/no)
12.	FICO score

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We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the Loan Agreement or any amendments thereto (collectively the “Loan Agreement”).

We compared Characteristics 10. and 11. to the corresponding information set forth on or derived from “Solar Guide Book.”

We compared Characteristics 12. and 13. to the corresponding information set forth on a query provided to us by the Company from the Company’s origination system (the “Origination System Query”).

We compared Characteristics 14. through 19. to the corresponding information set forth on a query provided to us by the Company from the Company’s servicing system (the “Servicing System Query”).

We compared Characteristics 20. and 21., to the corresponding information set forth on or derived from the “Work Order.”

With respect to our comparison of Characteristic 22., we recomputed the age/seasoning as the number of months between (i) the original term (as set forth on or derived from the Loan Agreement) and (ii) the remaining term (as set forth on the Servicing System Query).  We compared such recalculated information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 23., we recomputed the “reduction in principal balance of loan since origination” as the quotient of (i) the difference between the original loan amount (as set forth on the Loan Agreement) and current principal balance (as set forth on the Servicing System Query) and (ii) the original loan amount (as set forth on the Loan Agreement). Further, at the instruction of the Company, if the reduction in principal balance of loan since origination (as derived above) was (i) equal to or greater than 30%, the ITC payment made indicator was noted as “yes” or (ii) less than 30%, the ITC payment made indicator was noted as “no.” We compared such recalculated information to the corresponding information set forth on the Statistical Data File.

The solar loan documents described above, including the Origination System Query and the Servicing System Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 12, 2019